MIDAS FUNDS
                            Discovering Opportunities
                                [GRAPHIC OMITTED]






                      SUPPLEMENT dated November 8, 2001 To
                    MIDAS FUNDS Prospectus dated May 1, 2001


     Having received board approval in June 2001 and shareholder approval on November 8, 2001, Midas Investors will merge into Midas Fund and Midas U.S. and Overseas Fund will merge into Midas Special Equities Fund pursuant to separate plans of reorganization (the "Reorganizations") effective November 16, 2001. Effective immediately, Midas Investors and Midas U.S. and Overseas Fund will be closed to new investors. The Reorganizations provide for each shareholder of Midas Investors and Midas U.S. and Overseas Fund to receive shares of Midas Fund and Midas Special Equities Fund, respectively, equal in value to that shareholder's Midas Investors or Midas U.S. and Overseas Fund shares.